UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting Material pursuant to § 14a-12

EQUITY LIFESTYLE PROPERTIES, INC.
Name of Registrant as Specified in its Charter:

Name of Person(s) Filing Proxy Statement if other than the Registrant:

N/A

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of

EQUITY LIFESTYLE PROPERTIES, INC.

To Be Held On:

May 8, 2012 at 10:00 a.m. Central Time

at Two North Riverside Plaza, Suite 2400, Chicago, Illinois 60606

COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before April 17, 2012.

Please visit http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=26115, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders
• Proxy Statement
• Form of Electronic Proxy Card
• Annual Report on Form 10-K
• ELS Storybook and Letter to Stockholders

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) and 718-921-8562 (for international callers)
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1.   The election as director of the nominees listed below (except as marked to the contrary).

NOMINEES:

Philip Calian

David Contis

Thomas Dobrowski

Thomas Heneghan

Sheli Rosenberg

Howard Walker

Gary Waterman

Samuel Zell

2.   The ratification of the selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2012.

3.   Approval of our executive compensation as disclosed in the Proxy Statement.

4.   Approval of the convertibility approval feature of the Company’s Series A Preferred Stock.

5.   Approval of an amendment to the Company’s Articles of Amendment and Restatement increasing the amount of Preferred Stock the Company is authorized to issue to 20,000,000 shares.

To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

The Board recommends a vote “FOR” Proposals 1, 2, 3, 4 and 5.

These items of business are more fully described in the Proxy Statement. The record date for the Annual Meeting is March 6, 2012. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Please note that you cannot use this notice to vote by mail.